Exhibit 3.13

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:30 AM 07/19/2002
020462368 — 3549372
CERTIFICATE OF FORMATION
OF
SUNTERRA TEXAS DEVELOPMENT, LLC
     The undersigned, an authorized natural person, for the purpose of forming a limited liability company, under the provisions and subject to the requirements of the State of Delaware (particularly Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the “Delaware Limited Liability Company Act”), hereby certifies that:
     FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is Sunterra Texas Development, LLC.
     SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, County of New Castle.
Executed on July 19, 2002.

/s/ Mark R. Williams
Mark R Williams, Authorized Person

CERTIFICATE OF AMENDMENT
OF
SUNTERRA TEXAS DEVELOPMENT, LLC
     1. The name of the limited liability company is SUNTERRA TEXAS DEVELOPMENT, LLC.
     2. The Certificate of Formation of the limited liability company is hereby amended as follows: The name of the limited liability company is
CLUB SUNTERRA DEVELOPMENT II, LLC
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Sunterra Texas Development, LLC this 6th day of October 2003.

SUNTERRA DEVELOPER AND SALES HOLDING COMPANY a Delaware corporation
By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its: Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:30 AM 10/07/2003
FILED 11:30 AM 10/07/2003
SRV 030645175 — 3549372 FILE

CERTIFICATE OF AMENDMENT
OF
CLUB SUNTERRA DEVELOPMENT II, LLC
     1. The name of the limited liability company is CLUB SUNTERRA DEVELOPMENT II, LLC.
     2. The Certificate of Formation of the limited liability company is hereby amended as follows: The name of the limited liability company is
CLUB SUNTERRA DEVELOPMENT ST. MAARTEN, LLC
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Club Sunterra Development II, LLC this 8th day of December 2003.

SUNTERRA DEVELOPER AND SALES HOLDING COMPANY a Delaware corporation
By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its: Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:07 PM 12/10/2003
FILED 07:01 PM 12/10/2003
SRV 030795146 — 3549372 FILE

State of Delaware
Secretary of State
Division of Corporations
Delivered 09:34 PM 12/15/2003
FILED 08:40 PM 12/15/2003
SRV 030807225 — 3549372 FILE
CERTIFICATE OF AMENDMENT
OF
CLUB SUNTERRA DEVELOPMENT ST. MAARTEN, LLC
     1. The name of the limited liability company is CLUB SUNTERRA DEVELOPMENT ST. MAARTEN, LLC.
     2. The Certificate of Formation of the limited liability company is hereby amended as follows: The name of the limited liability company is
CLUB SUNTERRA DEVELOPMENT II, LLC
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Club Sunterra Development St. Maarten, LLC this 12th day of December 2003.

SUNTERRA DEVELOPER AND SALES HOLDING COMPANY a Delaware corporation
By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its: Vice President

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF FORMATION
OF
CLUB SUNTERRA DEVELOPMENT II, LLC
     CLUB SUNTERRA DEVELOPMENT II, LLC (hereinafter called the “company”), a limited liability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware, does hereby certify:
     1. The name of the limited liability company is: CLUB SUNTERRA DEVELOPMENT II, LLC.
     2. The Certificate of Formation of the domestic limited liability company is hereby amended to change the name and address of the registered agent and the address of the registered office within the State of Delaware as follows:
National Registered Agents, Inc.
9 East Loockerman Street, Suite 1B
Dover, Delaware 19901
County of Kent
Executed on: January 15, 2004.

/s/ Paul J. Hagan
Paul J. Hagan, Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:08 PM 01/23/2004
FILED 11:46 AM 01/23/2004
SRV 040049571 — 3549372 FILE

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:36 PM 02/18/2005
FILED 06:37 PM 02/18/2005
SRV 050138839 — 3549372 FILE
CERTIFICATE OF AMENDMENT
OF
CLUB SUNTERRA DEVELOPMENT II, LLC
     1. The name of the corporation is CLUB SUNTERRA DEVELOPMENT II, LLC
     2. The Certificate of Formation of the limited liability company is hereby amended as follows: The name of the limited liability company is
CLUB SUNTERRA DEVELOPMENT CALIFORNIA, LLC
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Club Sunterra Development II, LLC this 16th day of February 2005.

SUNTERRA DEVELOPER AND SALES HOLDING COMPANY a Delaware corporation
By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its: Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:19 PM 10/17/2007
FILED 07:19 PM 10/17/2007
SRV 071127936 — 3549372 FILE
CERTIFICATE OF AMENDMENT
OF
CLUB SUNTERRA DEVELOPMENT CALIFORNIA, LLC
     1. The name of the limited liability company is CLUB SUNTERRA DEVELOPMENT CALIFORNIA, LLC.
     2. The Certificate of Formation of the limited liability company is hereby amended as follows: The name of the limited liability company is
DIAMOND RESORTS CALIFORNIA COLLECTION DEVELOPMENT, LLC
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of     Club Sunterra Development California, LLC     this 16th day of October 2007.

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Authorized Person